First Quarter 2004 Earnings Review April 26, 2004 fast forward advance relentlessly world's leading automotive interior supplier R Exhibit 99.2

Agenda Operating Review Jim Vandenberghe, Vice Chairman Financial Review and Guidance Dave Wajsgras, SVP and CFO Q & A

Operating Review

Working Hard to Meet Aggressive Customer Requirements and Deliver Value to Our Shareholders Operating Review Highlights Economic conditions and customer requirements remain challenging Achieved record first quarter net sales of $4.5 billion and net income per share of $1.30 Timing of facility actions favorably impacted first quarter net income per share by about $0.10 Grote & Hartmann will strengthen our position in electrical distribution systems Despite the challenges, full year net income per share guidance remains unchanged

Lear On Track Despite Industry Challenges Operating Review Major Developments European operations continue to improve Grote & Hartmann acquisition a good fit Commodity prices moving up Total Interior Integrator Program on track; first prototypes delivered to GM

First quarter financials improve from prior year first quarter On track for second consecutive year of improvement European Content Per Vehicle and Operating Fundamentals Improving European Operating Fundamentals 1998 2001 2002 2003 1Q04 TGR 12.4 233 247 308 357 West 30.6 31.6 North 45.9 43.9 European Content Per Vehicle Operating Review European Operations Continue to Improve

High quality producer with technical expertise Improves overall competitiveness in electrical/electronics market Provides avenue for growth and customer diversification Acquisition Consistent with our Electrical/Electronics Strategy Grote & Hartmann** 1998 Wire Harness/Terminals & Connectors Add Body Electronic and Mechotronics Add Safety Electronics Add Audio, Entertainment, Other TGR 12.4 18 18 18 18 West 30.6 4 4 4 North 45.9 3 3 16 Electrical/Electronics Global Market Opportunity* Operating Review Electrical/Electronics Market Wire Harness/ Terminals & Connectors Add Body Electronics & Mechatronics Add Safety Electronics Add Audio, Infotainment & Other $18 $25 $28 $44 (in billions) * Based on internal Lear estimates ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Higher Raw Material Prices Not Expected to Impact Full Year Net Income Per Share Guidance Operating Review Higher Commodity Prices Not Expected to be a Major Issue for Lear Material costs represent about two-thirds of sales Commodity costs are small portion of overall material costs Key commodities include resins, leather, steel and diesel fuel Commodity costs up slightly in first quarter Estimated impact contained in full year guidance range

Lear Working in Close Partnership with GM to Deliver "World Class" Interiors for Next Generation Large and Luxury Vehicles Operating Review GM Total Interior Integrator Program On Track Total Interior prototypes have been completed and shipped to GM Refining engineering designs with GM to harmonize total interior with overall vehicle aesthetics Interiors feature several Lear innovations integrated as a vehicle system for the first time Spray PUR TM seamless polyurethane coating on instrument panel Sonotec lightweight acoustical products Flexible seating architecture Ongoing studies confirm that consumer appeal remains on target throughout the development process R

Financial Review and Guidance

Financial Review Industry Environment - Lear's Major Markets Challenging Automotive Industry Dynamics Overcapacity Fierce Competition Shifts in Market Share on a Global Basis Slow Industry Growth Combined With Uncertain Demand Outlook, Has Resulted In: Pricing Environment - Consumers in the 'Driver's Seat' Major New Product Development Efforts To Remain Competitive Automakers Aggressively Striving To Improve Quality, Cost and Delivery

Net Sales $ 4,492.1 $ 3,898.7 $ 593.4 Income before Interest, Other Expense & Income Taxes (core operating earnings)* $ 179.2 $ 161.9 $ 17.3 Margin 4.0% 4.2% (0.2)pts Net Income $ 91.4 $ 67.9 $ 23.5 Net Income Per Share $ 1.30 $ 1.01 $ 0.29 SG&A % of Net Sales 3.7% 3.8% 0.1 pts Interest Expense $ 39.1 $ 52.4 $ 13.3 Other Expense, Net $ 14.1 $ 12.5 $ (1.6) First Quarter 2004 First Quarter 2003 Record 1Q '04 B/(W) 1Q '03 (in millions, except net income per share) Financial Review Financial Highlights - First Quarter 2004 * Income before income taxes for the first quarter 2004 and 2003 was $126.0 and $97.0, respectively. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Directional Year-Over-Year Impact Core Operating Net Sales Earnings* Industry Production & Platform Mix neutral neutral Foreign Exchange positive positive Global New Business positive positive Operating Efficiencies positive All Other Factors negative Total Change $ 593 $ 17 Financial Review 1Q04 vs 1Q03 - Change in Net Sales and Core Operating Earnings (millions) * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Phase-out of Ford Windstar and GM small car platforms Most of the new business backlog in the first quarter was outside North America Outlook for second quarter and 2004 North American CPV down year-over-year 2005 New Business Backlog Expected to Support North American CPV Improvement Factors Impacting North American CPV 1998 Q1 2003 Q1 2004 2003 1Q04 TGR 12.4 596 589 308 357 West 30.6 31.6 North 45.9 43.9 North American Content Per Vehicle (CPV) Financial Review North American Content Per Vehicle

Financial Review European Content Per Vehicle European Content Per Vehicle Continues Upward Trend European CPV of $357, up 7% from a year ago adjusted for currency Western Europe CPV of $380, up 9% from 2003 adjusted for currency Euro 17% stronger than a year ago

Net Income $ 91 Depreciation 83 Working Capital / Other (47) Cash from Operations* $ 127 Capital Expenditures (77) Free Cash Flow $ 50 First Quarter 2004 * Cash from Operations represents net cash provided by operating activities ($56.8 for first quarter 2004) before net change in sold accounts receivable ($70.4 for first quarter 2004). Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. Financial Review First Quarter Cash Flow (in millions)

North America (in millions) 2004 Production Stable in North America and Europe 2004 Guidance Full Year Vehicle Production Assumptions* 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 15.9 16 90 20.4 West 34.6 31.6 North 45 43.9 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 16.4 16 90 20.4 West 1.9 2.2 34.6 31.6 North 45 43.9 15.9 18.3 ^ 16.0 ^ 18.2 Europe (in millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Memo: Second Quarter Total Europe 4.8 ^ 4.7 Western Europe 4.3 ^ 4.2 16.4 ^ 16.0 Western Europe Memo: Second Quarter 4.2 ^ 4.2 Total Europe

2004 Guidance Second Quarter and Full Year Net Sales* Record Net Sales in 2004 Anticipated 2002 2003 2004 Guidance East 3.5 3.9 4.3 West 3.8 4.1 4.5 North 7.1 7.7 7.4 (in billions) ^ $16.6 $15.7 $3.5 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. $3.9 $4.5 $14.4 Full Year First Quarter ^ $4.3 $4.1 $3.8 Second Quarter

Capital Spending* (in millions) 2004 Guidance Capital Spending and Free Cash Flow 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 376 350 90 20.4 West 34.6 31.6 North 45.9 46.9 45 43.9 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 509 300 90 20.4 West 50 34.6 31.6 North 45.9 46.9 45 43.9 $376 $509 ^ $350 Free Cash Flow* (in millions) Deprec. $322 ^ $375 Expense $187 ^ $170 $350 Two Year Average Interest * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. $300

2004 Guidance Net Income Per Share** Full Year EPS Guidance Remains Unchanged 2002 2003 2004 Guidance Net Sales 0.7 1.01 1.3 Increase in Net Sales 1.27 1.54 1.6 2.68 3 2.72 0.4 $0.70* $1.01 $4.65* $5.55 $5.85 $6.25 First Quarter Full Year * Represents income per share before cumulative effect of a change in accounting principle, which excludes the impact of goodwill impairment of $298.5 million after-tax, or $4.50 per share in the first quarter of 2002 and $4.46 per share in the full year of 2002. ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. $1.30 Second Quarter $1.27 $1.54 $1.65 to $1.55

Comprehensive Approach to Profitably Growing Our Business Financial Review Growth Strategy Deliver record sales backlog Continue to form alliances and joint ventures Accelerate new product innovations Win new total interior integrator programs Pursue strategic acquisitions

Financial Review Grote & Hartmann Acquisition Total transaction value: $220 million Headquarters: Wuppertal, Germany; 1,900 employees Major products: terminals & connectors and junction boxes ^ $275 million in revenue, with about 75% in Europe Major customers: VW, BMW, Ford, Opel, DCX, Renault, MAN and PSA group Acquisition Expected to be Slightly Accretive in 2005

Wire Harness Terminals & Connectors Terminals & Connectors are an Integral Part of a Wire Harness Assembly Financial Review Wire Harness Composition US/Canada ROW Europe East 0.66 0.1 0.34 Average Wire Harness Composition Wiring / Assembly Terminals & Connectors 40% 60%

Summary Blueprint for Success Superior Culture Superior Organizational Capability Superior Competitive Advantage Put Our Customers First in Everything We Do Continually Improve Our Operating Fundamentals Work Closely Together and 'Advance Relentlessly' World's Largest & Most Admired Automotive Interior Supplier Total Interior Integration Capability, Including Electronics Global Presence with 289 Facilities in 34 Countries Consistently Deliver High Quality & Customer Satisfaction High Variable Cost Structure; No Significant Legacy Costs Work Proactively with Customers to Eliminate Waste

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "income before interest, other expense and income taxes" (core operating earnings) and "free cash flow". Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes is a useful measure in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither income before interest, other expense and income taxes nor free cash flow should be considered in isolation or as substitutes for net income, net cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Use of Non-GAAP Financial Information

Q1 2004 Q1 2003 Income before interest, other expense and income taxes Income before income taxes $ 126.0 $ 97.0 Interest expense 39.1 52.4 Other expense, net 14.1 12.5 Income before interest, other expense and income taxes $ 179.2 $ 161.9 (core operating earnings) Three Months (in millions) Use of Non-GAAP Financial Information Core Operating Earnings

Q1 2004 2003 Free cash flow Net cash provided by operating activities $ 56.8 $ 586.3 Net change in sold accounts receivable 70.4 298.1 Net cash provided by operating activities before net change in sold accounts receivable 127.2 884.4 Capital expenditures (77.3) (375.6) Free cash flow $ 49.9 $ 508.8 Three Months Twelve Months (in millions) Use of Non-GAAP Financial Information Free Cash Flow

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the impact and timing of program launch costs, costs associated with facility closures or similar actions, increases in warranty costs, risks associated with conducting business in foreign countries, fluctuations in foreign exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which the Company operates, competitive conditions impacting the Company's key customers, raw material cost and availability, the outcome of legal or regulatory proceedings, unanticipated changes in free cash flow and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. Statements regarding the anticipated timing and impact of the Grote & Hartmann acquisition are also included. Actual events or results may differ materially from anticipated events or results as a result of certain risks and uncertainties, including, but not limited to, whether or not the conditions to the completion of the transaction are satisfied, the possibility that the transaction will not close, the timing of the closing of the transaction and Lear's ability to successfully integrate Grote & Hartmann's operations. In addition, the full year per share earnings guidance is based on assumed 71.0 million shares outstanding and does not reflect the potential dilutive impact of the convertible senior notes. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update them. Forward-Looking Statements